January 1, 2017

THE JAMESTOWN FUNDS

The Jamestown Equity Fund
Ticker Symbol: JAMEX

The Jamestown Tax Exempt Virginia Fund
 Ticker Symbol: JTEVX

Supplement to the Prospectus Dated August 1, 2016

Notice to Shareholders of The Jamestown Equity Fund

Effective January 1, 2017, Lawrence B. Whitlock, Jr., CFA, retired from Lowe, Brockenbrough & Company, Inc. (the “Advisor”), the investment adviser to The Jamestown Funds, and is no longer a co-portfolio manager for The Jamestown Equity Fund (the “Fund”). Richard H. Skeppstrom, II became the new co-portfolio manager for the Fund. Accordingly, the disclosure in the section “Management of the Fund – Portfolio Managers” in the Risk/Return Summary on page 7 of the Prospectus, the section “Management of the Funds – Portfolio Managers” on page 26 and the list of Portfolio Managers on the last page of the Prospectus is revised as follows:

Management of the Fund - Portfolio Managers

The following persons are primarily responsible for the day-to-day management of the portfolio of The Jamestown Equity Fund:

Name	Title with the Advisor	Length of Service to the Fund
Charles M. Caravati, III, CFA	Chief Investment Officer and Managing Director	Since August 2000
Richard H. Skeppstrom, II	Managing Director and Portfolio Manager	Since January 2017

Management of the Funds

Portfolio Managers. Charles M. Caravati, III, CFA and Richard H. Skeppstrom, II are primarily responsible for managing the portfolio of The Jamestown Equity Fund and have acted in this capacity since August 2000 and January 2017, respectively. Mr. Caravati is Chief Investment Officer and a Managing Director of the Advisor and has been with the firm since 1992. Mr. Skeppstrom is a Managing Director and Portfolio Manager of the Advisor and has been with the firm since December 2015. Prior joining the firm, Mr. Skeppstrom worked at Eagle Asset Management, Inc. for fourteen years, last serving as a Managing Director and Portfolio Co-Manager. Joseph A. Jennings, III, CFA is primarily responsible for managing the portfolio of The Jamestown Tax Exempt Virginia Fund and has acted in this capacity since July 2005. Mr. Jennings is a Managing Director of the Advisor and has been with the firm since 1999.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

PORTFOLIO MANAGERS

The Jamestown Equity Fund
Charles M. Caravati, III, CFA
Richard. H. Skeppstrom, II

The Jamestown Tax Exempt Virginia Fund
Joseph A. Jennings, III, CFA

Please retain this Supplement for Future Reference

STATEMENT OF ADDITIONAL INFORMATION

THE JAMESTOWN FUNDS

THE JAMESTOWN EQUITY FUND – Ticker: JAMEX
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND – Ticker: JTEVX

Series of
WILLIAMSBURG INVESTMENT TRUST

August 1, 2016

Amended January 1, 2017

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE TRUST	2
FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	3
MUNICIPAL OBLIGATIONS	12
DESCRIPTION OF BOND RATINGS	20
INVESTMENT LIMITATIONS	21
TRUSTEES AND OFFICERS	22
INVESTMENT ADVISER	31
ADMINISTRATOR	33
DISTRIBUTOR	34
OTHER SERVICE PROVIDERS	34
PORTFOLIO SECURITIES AND BROKERAGE	34
SHAREHOLDER ACCOUNT INFORMATION	36
PURCHASE OF SHARES	37
REDEMPTION OF SHARES	38
PRINCIPAL SHAREHOLDERS	38
NET ASSET VALUE DETERMINATION	39
FUND EXPENSES	39
ADDITIONAL TAX INFORMATION	40
PROXY VOTING AND PORTFOLIO DISCLOSURE POLICIES	43
CALCULATION OF PERFORMANCE DATA	45
FINANCIAL STATEMENTS	48
POLICIES AND PROCEDURES FOR VOTING PROXIES	51

This Statement of Additional Information (“SAI”) is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2016, as supplemented. This SAI is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, at no charge, by writing to Williamsburg Investment Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-866-738-1126.

GENERAL INFORMATION ABOUT THE TRUST

The Jamestown Equity Fund (the “Equity Fund”) and The Jamestown Tax Exempt Virginia Fund (the “Tax Exempt Virginia Fund”) are two separate no-load series of Williamsburg Investment Trust (the “Trust”). The Equity Fund and the Tax Exempt Virginia Fund are referred to individually as a “Fund” and collectively, the “Funds.” The Trust is an open-end management investment company organized as a Massachusetts business trust in July 1988. The Board of Trustees has overall responsibility for management of the Trust under the provisions of the Trust’s Agreement and Declaration of Trust and the laws of Massachusetts governing business trusts. The Funds are managed by Lowe, Brockenbrough & Co., Inc. (the “Adviser”).

Pursuant to an Agreement and Plan of Reorganization, on July 28, 2015, the Equity Fund acquired all of the assets and known liabilities of The Jamestown Balanced Fund series of the Trust, in exchange for shares of the Equity Fund. Shareholders of The Jamestown Balanced Fund approved the Agreement and Plan of Reorganization at a special meeting held July 17, 2015.

The Declaration of Trust of the Trust currently provides for the shares of twelve funds, or series, to be issued. In addition to the Funds, the Trust consists of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund, which are managed by Davenport & Company LLC of Richmond, Virginia. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office until their retirement at aged 75, except that: (1) any Trustee may resign and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this SAI. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

The By-Laws of the Trust contain a forum selection clause which provides that any court action against or on behalf of the Trust be brought in the Business Litigation Section of the Massachusetts Superior Court in Suffolk County, Massachusetts, which handles complex business and commercial disputes. The By-Laws also define what actions may be brought directly by shareholders and which must be brought derivatively on behalf of the Trust and require that the Court refer to mandatory arbitration all direct shareholder claims except for those asserting fraud in connection with the purchase or sale of shares. The purpose of this forum selection provision is to provide for efficient and equitable disposition of legal proceedings by courts and arbitrators with expertise in the applicable Massachusetts law.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about the Funds’ strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus. The Equity Fund is a diversified series of the Trust and the Tax Exempt Virginia Fund is a non-diversified series.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. To the extent a Fund has greater exposure to any single type of investment, the Fund’s potential for loss (or gain) will be greater than if its portfolio were invested more broadly in many types of investments. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications of sectors set forth in the Funds’ annual and semi-annual reports. The sectors in which a Fund may have greater exposure will vary from time to time.

•	Financial Industry: Companies in the financial industry are subject to certain risks, which include: (1) the effect of changes in interest rates on their profitability; (2) the rate of corporate and consumer debt defaults; (3) price competition; (4) governmental limitations on a company’s loans, other financial commitments, product lines and other operations; and (5) recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

•	Technology Industry: Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Technology companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risk inherent to international business.

•	Internet-Related Industry: The value of companies engaged in internet-related activities, which is a developing industry, is particularly vulnerable to rapidly changing technology, extensive governmental regulation and relatively high risks of obsolescence caused by scientific and technological advances. In addition, companies engaged in internet-related activities are difficult to value and may have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many internet companies are not yet profitable and may need additional financing to continue their operations. Since many internet companies are start-up companies, the risks associated with investing in small companies are heightened.

•	Health Industry: Companies in the health industry are subject to the additional risks of increased competition within the health care industry, changes in legislation or governmental regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of securities of health science companies may fluctuate widely due to governmental regulation, which may have a significant effect on their price and availability. In addition, these products may become obsolete. Liability for products that are later alleged to be unsafe or harmful may be substantial and have a significant impact on a company’s market value.

•	Consumer Discretionary Industry: Companies in the consumer discretionary sector could be affected by, among other things, overall economic conditions, interest rates, consumer confidence, and disposable income.

•	Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities. Telecommunication companies and products may be highly dependent on innovations and expansion of existing technologies, such as internet communications, as well as intense pricing competition and industry consolidation.

•	Real Estate Investment Trusts (“REITs”). While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industry, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act of 1940 (the “1940 Act”). To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase expenses.

•	Commodities. The performance of securities that are linked to the price of an underlying commodity depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

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Energy Industry. Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors which may be out of the control of the issuers of such securities. Fluctuations in the energy market may impact the price of securities exposed indirectly to energy risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries.

Foreign Securities. The Equity Fund may invest in foreign securities if the Adviser believes such investment would be consistent with the Fund’s investment objective. Because of the inherent risk of foreign securities over domestic issues, the Fund will not invest in foreign investments except those traded domestically as American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Global economies may be less stable than the U.S. economy because of institutional weaknesses or economic dislocations and crises have ensured from time to time, both in developed and developing countries. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. Investments in domestic securities may create indirect exposure to non-U.S. markets if any issuers of those securities are exposed to non-U.S. markets such as when an issuer does a significant amount of business in or relies upon suppliers from non-U.S. markets.

Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union, which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. The vote by the United Kingdom to leave the EU has exacerbated the extent of instability and market volatility.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price during the life of the warrant and are valid for a specific period of time (generally two or more years). Prices of warrants do not necessarily move in concert with the prices of the underlying securities and can be volatile. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities. The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. Government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, with a stated purpose to preserve and conserve the assets and property of FNMA and FHLMC and to put FNMA and FHLMC in a sound and solvent condition. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met. Serious discussions among policymakers continue as to whether FMNA and FHLMC should be nationalized, privatized, restructured or eliminated altogether.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. In explaining the downgrade, Standard & Poor’s cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. In June 2013, Standard & Poor’s affirmed its AA+ long-term credit rating on the U.S. and revised its rating outlook to stable from negative to indicate its current view that the likelihood of a near-term downgrade of the rating is less than one in three. It is possible that the rating outlook could be revised downward if economic, fiscal and/or political circumstances change in the U.S. Such a credit event may result in higher interest rates and adversely impact the market prices and yields of securities supported by the full faith and credit of the U.S. Government. Moreover, additional credit rating downgrades of U.S. sovereign debt or U.S. sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes.

Repurchase Agreements. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.” The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the 1940 Act. The return on such “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement that will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Liquidity Risk for Fixed Income Securities. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing a Fund’s ability to sell such securities.

Shares of Other Investment Companies. Each Fund may invest in shares of other investment companies. Shares of other investment companies may include those of open and closed-end investment companies and shares of exchange-traded funds. Each Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions. To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

An ETF is an investment company registered under the 1940 Act that often holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value (“NAV”) in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV.

With respect to the Equity Fund, ETFs may include Standard & Poor’s Depository Receipts (“SPDRs”) and shares of the DIAMONDS Trust (“DIAMONDs”). SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that the NAV will decrease.

Limitations on Investing in Other Investment Companies. Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) more than 10% of such fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Equity Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Fund (and all of their affiliated persons, including the Adviser) does not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If the Equity Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

Description of Money Market Instruments. Money market instruments may include shares of money market funds, U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Forward Commitment and When-Issued Securities. The Tax Exempt Virginia Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

Borrowing. Each Fund may borrow up to one-third of its total assets, including the amount of such borrowing, for extraordinary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on NAV will be exaggerated. If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowings.

Commodity Exchange Act Regulation. The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA. A Fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation. On an annual basis, the Funds are required to reaffirm their eligibility to continue to claim the exclusion. If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC. A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.

Portfolio Turnover. Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

Cybersecurity Risk. The Funds and their service providers may be prone to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Funds, the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the ability to calculate the Funds’ share price, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses, additional compliance costs associated with corrective measures and/or cause reputational damage. Similar types of cybersecurity risks are also present for securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially since there are inherent limitations in the efforts, including that certain risks have not been identified. Moreover, because the Funds do not directly control the cybersecurity systems of issuers or third-party service providers, there is no guarantee that their efforts will be successful.

MUNICIPAL OBLIGATIONS

Description of Municipal Obligations. Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately‑operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short‑term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. Tax Anticipation Notes. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long‑term bond financing can be arranged. In most cases, the long‑term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short‑term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long‑term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand, liquidity and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

Factors Affecting Virginia Municipal Obligations. The following information regarding certain economic, financial and legal matters pertaining to Virginia is drawn primarily from official statements relating to securities offerings of Virginia and other publicly available documents, dated as of various dates prior to the date of this SAI, and does not purport to be complete descriptions. Data regarding the financial condition of the Commonwealth of Virginia may not be relevant to Municipal Obligations issued by political subdivisions of Virginia. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations. The Trust has not independently verified this information.

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget. General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity issuing such obligations, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest and is prohibited from issuing general obligation bonds for operating purposes.

The economy of Virginia is broadly-based and encompasses the service, wholesale and retail trade, government and manufacturing sectors. Virginia’s economy is reliant upon its well-educated workforce, proximity to the nation’s capital, importance as a defense contractor, the positive role of the deepwater port at Hampton Roads and its strategic location on the eastern seaboard. Virginia also has significant concentrations of high-technology employers, predominately in the Northern Virginia area. With Northern Virginia, considered a part of the Washington, D.C. metropolitan area, and Hampton Roads, which has the nation’s largest concentration of military installations, the federal government has a strong economic impact on Virginia’s economy. Virginia is affected by changes in levels of federal funding and support for certain industries as well as federal spending cutbacks, as approximately 20% of all jobs in Virginia are dependent on military spending. In response to the federal budget uncertainties, the Commonwealth created the Virginia Federal Action Contingency Trust Fund (FACT) in 2012 to limit the risks associated with or offset the adverse economic impacts of closure, relocation or realignment of federal military or securities installations or other federal agencies located in Virginia. The Commonwealth has deposited $30 million into FACT and has identified an additional $22.5 million to assist in mitigating the potential effect of federal budget uncertainties on Virginia’s economy. While the economy in Northern Virginia was expected to lag behind many of the other Virginia metros in job growth because of its large dependence on federal defense spending, employment in Northern Virginia exceeded expectations during 2015. The professional and business services sector added 2,800 new jobs, up from a loss of 6,900 in fiscal 2014; state and local government added 2,500 jobs, while the federal government lost 1,400 jobs. Employment in the two other major metro areas (Richmond/Petersburg and Norfolk/Virginia Beach) was below expectations in 2015, due in part to declining employment in the leisure, hospitality and tourism industries. The professional and business services sector and the construction sectors are expected to be the main drivers of growth in Virginia over the three-year horizon.

The U.S. and Virginia economies have remained in a period of recovery from the recession of 2008-2010 for approximately six years. While Virginia’s economic recovery has generally fared better than the nation, it has recently tapered to a lower rate than the national level. The Commonwealth experienced a lower job growth rate in 2015 than the national level (0.8% at the state level versus 2.2% nationally). The shift from high wage federal government and government contracting jobs to lower wage employment opportunities has slowed the pace of the Commonwealth’s recovery. While Virginia has made progress in new private sector investment, continued growth and enhancement of global export relationships and increased tourism, deeper federal cuts or inaction in Washington D.C. on budget and debt issues could cause the Commonwealth to unexpectedly experience difficulty. In April 2015, Virginia ranked 21st among all states in employment, down from 15th in April 2014.

Virginia completed its June 30, 2015 fiscal year with a combined ending fund balance of $1.8 billion measured on the cash basis of activity, representing an increase of $409.9 million (30%) from the prior year. Fiscal year 2015 General Fund revenues were 8.1% higher and exceeded the official forecast growth of 4.7%. General Fund revenues can primarily be attributed to five major revenue sources, the two largest being individual income tax and sales and use tax. Over 90% of the surplus in 2015 was attributable to individual income taxes, while corporate income tax collections fell short of forecasts. The Commonwealth’s unemployment rate in 2015 decreased from the previous fiscal year, while housing indicators have shown mixed results. Personal income growth in Virginia reached 3.9% during fiscal 2015 compared to 1.3% over fiscal 2014, and represents the highest rate in the last three fiscal years. Total taxable sales in Virginia experienced a considerable increase of 3.9% over fiscal year 2014.

During fiscal 2015, the Commonwealth issued $6.4 billion of new debt for various projects, of which $1.4 billion was for the primary government and $5.0 billion for the component units. State statutes limit the amount of general obligation debt the Commonwealth may issue for each specific type of debt. One type of debt is issued through 9(a) bonds that are used to fund the defense of Virginia, meet casual deficits in revenue in anticipation of the collection of revenues, or to redeem previous debt obligations. These 9(a) bonds are limited to 30% of 1.15 times the annual tax revenues for fiscal year 2015.

The Commonwealth continues to take a conservative approach to financial operations, which include periodic revenue forecast updates and careful attention to the level of its debt obligations. The Master Tobacco Settlement Agreement among the major participating cigarette manufacturers and 45 states continue to benefit Virginia and is partially used to compensate tobacco growers and tobacco quota holders from their economic loss, and to promote development in tobacco-dependent communities. As of March 31, 2015, the Commonwealth had a Standard & Poor’s rating of AAA, a Moody’s rating of Aaa, and a Fitch rating of AAA on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other “private activity bonds” which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

Lease obligations issued by Virginia are customarily subject to “non-appropriation” clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. Legal principles may restrict the enforcement of lease financing provisions limiting the municipal issuer’s ability to utilize property similar to that leased in the event debt service is not appropriated.

Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limits the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law. The Trust is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia. Bonds payable exclusively by private entities may be subject to the provisions of the United States Bankruptcy Code other than Chapter 9.

Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

With respect to Virginia Municipal Obligations that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than domestic banks.

When Virginia Municipal Obligations are insured by a municipal bond insurer, there are certain risks that the bond insurance policy typically does not cover. For example, some insurance policies do not insure against loss resulting from: (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Municipal Obligations upon tender thereof; and (5) a preference. Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Municipal Obligations resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Municipal Obligations. Also, the capitalization of the various municipal bond insurers is not uniform. If an insurer of Virginia Municipal Obligations must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies’ capitalization and insurance regulatory authorities.

A negative factor affecting the municipal bond market is lingering uncertainty regarding monoline insurers that guarantee the timely repayment of bond principal and interest if an issuer were to default. While insured municipal bonds constituted about half of the municipal bond market in 2008, today the share is less than 7%. The municipal bond market faced dramatic changes in 2008 as the auction-rate market froze, underlying municipal ratings lost their credibility and large providers of market liquidity vanished. Since late 2007, certain monoline insurers have come under substantial pressure due to their exposure to structured financial products including significant subprime mortgage risk, and the number of monoline insurance companies has declined. While there were 7 AAA insurers in 2007, today there are none, and challenges in areas such as Puerto Rico and Detroit may also impact future credit ratings. The downgrades to the credit ratings of the monoline insurance companies could compromise the related guarantees they provide to the insured portion of the municipal market and have led to credit ratings downgrades of the bonds they insure. Investors may assess insured bonds based on the credit risk of the underlying issuer of the bonds, giving little to no value to the bond insurance. The market price and liquidity of certain insured bonds may be negatively affected and there can be no assurance that the market will not weaken further. As of March 31, 2016, the Tax Exempt Virginia Fund had approximately 9% of its net assets invested in municipal bonds with bond insurance.

The rights of the holders of Virginia Municipal Obligations and the enforceability of Virginia Municipal Obligations and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights, in effect now or after the date of the issuance of Virginia Municipal Obligations, to the extent constitutionally applicable; (2) principles of equity; and (3) the exercise of judicial discretion.

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

Industrial Revenue Bonds. The Tax Exempt Virginia Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi‑family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Virginia (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend upon the cash flow from the underlying mortgages for their repayment, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part on scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi‑family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long‑term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Tax Exempt Virginia Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

Variable Rate Securities. The Tax Exempt Virginia Fund may invest in Municipal Obligations that bear interest at rates that are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Put Bonds. The Tax Exempt Virginia Fund may invest in Municipal Obligations (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

Zero Coupon Bonds. Municipal Obligations in which the Tax Exempt Virginia Fund may invest include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

Municipal Lease Obligations. The Tax Exempt Virginia Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation. Certain lease obligations contain “non‑appropriation” clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although “non‑appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain “non‑appropriation” clauses. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with guidelines established under the supervision of the Board of Trustees and other factors the Adviser may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for supervising the determination of the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

DESCRIPTION OF BOND RATINGS

A description of the various bond ratings by the NRSROs is attached to this SAI as Appendix A. The NRSROs include Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s or Fitch Ratings. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Risks for Lower-Rated Fixed Income Securities. Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is a thin market may be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Besides credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments, adverse publicity and investor perceptions.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the out-stand-ing voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each Fund may not:

(1)	Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities;

(4)	Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(6)	Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

Under these fundamental limitations, the Equity Fund may not:

(1)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies;

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees under the 1940 Act and the laws of Massachusetts governing business trusts. The Board is responsible for the oversight of each series, or funds, of the Trust. The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually by the Trustees. The following is a list of the Trustees and executive officers of the Trust. John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Interested Trustees”). The Trustees who are not affiliated with an investment adviser or the principal underwriter of the Trust are referred to as the “Independent Trustees.”

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) and Directorships of Various Companies During Past 5 Years	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President, Director and member of the Executive Committee of Davenport & Company LLC	12
John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.	12
Independent Trustees:
Robert S. Harris, Ph. D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies.	12

George K. Jennison 4128 Innslake Drive Glen Allen, Virginia 23060 Year of Birth: 1957	Since January 2015	Trustee	President of Oyster Consulting (a management consultant firm to the financial services industry). From 2009 until 2012, he was a Senior Managing Director for Wachovia Securities (now known as Wells Fargo Advisors).	12
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. Director of International Shipholding Corporation (cargo transportation), Trustmark National Bank (bank holding company), White-Spunner Construction and Royal Cup Coffee and Tea. Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012.	12
Elizabeth W. Robertson 305 Marston Lane Richmond, Virginia 23221 Year of Birth: 1953	Since February 2014	Trustee	Chief Financial Officer for Monument Restaurants LLC (restaurant franchisees) since 2011. Trustee of TowneBank Foundation and Community Board since 2015 and Director of TowneBank from 1996 until 2014. She was previously a Senior Manager at KPMG (accounting firm).	12
Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Secretary of Leavell Investment Management, Inc.
Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator);Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of the Equity Fund; VP of the Tax Exempt Virginia Fund	Managing Director of Lowe, Brockenbrough & Company, Inc.
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.

Timothy S. Healey 2712 18th Place South Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Funds	Portfolio Manager, Member of Executive Committee, Chief Investment Officer and Director of Leavell Investment Management, Inc.
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Operations Director and Portfolio Manager of Leavell Investment Management, Inc.
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of the Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc.
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	Portfolio Manager of Leavell Investment Management, Inc.; Director of Leavell Investment Management, Inc. until August 2016 and President and Chief Executive Officer until January 2014
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc.
Denise C. Peters One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	Senior Vice President- Compliance and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC
R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc.
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc.
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc.
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	President and Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC

Trustees’ Ownership of Fund Shares. The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee. Information is provided as of December 31, 2015.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	None	Over $100,000
John T. Bruce	None	Over $100,000
Independent Trustees:
Robert S. Harris	Equity Fund: $1 – $10,000	$10,001-$50,000
George K. Jennison	None	None
Harris V. Morrissette	Equity Fund: $10,001 – $50,000	Over $100,000
Elizabeth W. Robertson	None	Over $100,000

As of July 5, 2016, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

Trustee Compensation. No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (the “CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Effective April 1, 2016, each Independent Trustee receives from the Trust an annual retainer of $15,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for each meeting attended by the Chairman of the Board); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to April 1, 2016, each Independent Trustee received an annual retainer of $12,000 and the same meeting fees that are currently in effect. The fees are split equally among all of the funds in the Trust.

The following table provides compensation amounts paid to the Independent Trustees during the fiscal year ended March 31, 2016:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Robert S. Harris	$4,500	None	None	$ 27,000
George K. Jennison	4,000	None	None	24,000
J. Finley Lee, Jr.*	2,334	None	None	14,000
Harris V. Morrissette	4,166	None	None	25,000
Elizabeth W. Robertson	4,250	None	None	25,500

*	Retired from the Board on June 30, 2015.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of six Trustees, four of whom are Independent Trustees. The Board is responsible for overseeing the operations of the Trust, its investment advisers and other service providers in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust. The Board has engaged the investment advisers to oversee the management of the funds on a day-to-day basis.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet quarterly without the presence of any representatives of management. The Board has established two standing committees to help ensure that the Funds have effective and independent governance and oversight. The Board may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees. The Board has established an Audit Committee and a Governance, Nomination, Compensation and Qualified Legal Compliance Committee (the “Governance Committee”). The members of each Committee are the four Independent Trustees: Robert S. Harris, George K. Jennison, Harris V. Morrissette and Elizabeth W. Robertson. Elizabeth W. Robertson serves as the Chair of the Audit Committee and George Jennison serves as Chair of the Governance Committee. The Chair position for each Committee is rotated periodically. Each Committee Chair has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he or she serves as Chair. Each Committee Chair facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

Audit Committee
The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met three times during the fiscal year ended March 31, 2016.

Governance, Nomination, Compensation and Qualified Legal Compliance Committee
The Governance Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the Trust’s CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; (vi) evaluating the performance of the Board of Trustees; and (vii) receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Governance Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance Committee met three times during the fiscal year ended March 31, 2016.

Qualifications of the Trustees. The Governance Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance, Committee review the qualifications of each Trustee, evaluate his or her contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

Mr. John Ackerly, IV
Mr. John Ackerly, IV is a Director, Senior Vice President and a member of the Executive Committee of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. Mr. Ackerly is a member of the Executive Committee for Davenport & Company and also serves on the Board of Directors. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 years of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience and his academic background.

Mr. John T. Bruce
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds. From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc. Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 37 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

Dr. Robert S. Harris
Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

Mr. George K. Jennison
Mr. Jennison has over 30 years experience managing trading and execution platforms and integrating capital markets services into retail brokerage and clearing firm sales channels. He is currently President of Oyster Consulting (a provider of audit, compliance, financial, operations, technology, trading and strategic management consulting to financial services firms). Mr. Jennison began his career as a NASDAQ trader at Robinson-Humphrey Company where specialized in bank stocks and convertible securities. Later, he served as a Senior Vice President at Shearson Lehman where he was responsible for managing the Financial Institutions NASDAQ Group and then became the Managing Director, Head of NASDAQ Trading at Wheat First Securities. From 2009 until 2012, he was Senior Managing Director, head of the Equity Services Group at Wachovia Securities, where he was responsible for managing the equity trading platform for the firm’s retail brokerage, clearing and managed accounts. Mr. Jennison has served on a number of investment industry committees as well as commitment committees for several foundations and investment firms. He earned his B.A. degree in Economics and Management Services from Duke University and attended the Executive Program at the University of Virginia Darden School of Business. He has served as a Trustee of the Trust since 2015. The Board has concluded that Mr. Jennison is suitable to serve as a Trustee because of his professional investment and business experience, leadership positions and academic background.

Mr. Harris V. Morrissette
Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses and currently is President of China Doll Rice & Beans Inc. and Dixie Lily Foods. He serves as a director of International Shipholding Corporation (cargo transportation), Trustmark National Bank (a bank holding company), White-Spunner Construction, Inc. and Royal Cup Coffee and Tea. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplane fueling) until 2012. He is a board member of a number of not-for-profit organizations, among them the Economic Development Partnership of Alabama, University of Alabama System and Wilmer Hall Children’s Home. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Ms. Elizabeth W. Robertson
Ms. Robertson serves as Chief Financial Officer of Monument Restaurants LLC (restaurant franchises) and has been employed by Monument Restaurants since 2011. She previously served as Chief Financial Officer for Virginia Resources Authority (municipal bond authority) and a Senior Manager at KPMG (public accounting firm) where she specialized in audit and SEC reporting services for financial institutions. Ms. Robertson has served as a Trustee of TowneBank Foundation and Community Board since 2015 and was a director of TowneBank from 1996 until 2014. She previously performed accounting and tax services for small businesses and individuals on a part-time basis and is a board member of a number of not-for-profit organizations, among them, the Richmond Ballet and the St. Andrew’s School Foundation. She holds a B.S. degree from the University of Virginia McIntire School of Commerce and earned her Certified Public Accountant designation in 1975. The Board has concluded that Ms. Robertson is suitable to serve as a Trustee because of her business experience and expertise in accounting matters and her leadership positions and service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and its service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level. The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities. In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and there is no guarantee they will be effective over time. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight.

INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. Each Fund’s Advisory Agreement is effective for an initial two year period and is subject to annual approval thereafter by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Adviser, organized as a Virginia corporation in 1970, is con-trolled by its majority shareholder, Austin Brockenbrough, III. As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses (excluding Acquired Fund Fees and Expenses, brokerage costs, taxes, interest and extraordinary expenses) to 0.95% per annum of the average daily net assets of the Equity Fund and 0.69% per annum of the average daily net assets of the Tax Exempt Virginia Fund. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal year, and annual operating expenses of each Fund may therefore exceed the above limitations.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund’s average daily net assets, is at the following annual rates: on the first $500 million, 0.65%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2016, 2015 and 2014, the Equity Fund paid the Adviser advisory fees of $232,578, $198,253 and $195,590, respectively.

Compensation of the Adviser with respect to the Tax Exempt Virginia Fund, based upon the Fund’s average daily net assets, is at the following annual rates: on the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal years ended March 31, 2016, 2015 and 2014, the Tax Exempt Virginia Fund paid the Adviser advisory fees of $51,009 (which was net of voluntary fee waivers of $54,527), $55,472 (which was net of voluntary fee waivers of $50,188) and $55,616 (which was net of voluntary fee waivers of $49,023), respectively.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services. The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations. The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Managers

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table. Each Portfolio Manager’s name is followed by the name of the Funds for which the Portfolio Manager is responsible for providing investment advisory services.

Other Accounts Managed (as of September 30, 2016)
Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based On Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Charles M. Caravati, III Jamestown Equity Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 3 47	$ 0 $ 180 million $ 94 million	0 2 0	$ 0 $ 169 million $ 0
Richard H. Skeppstrom, II Jamestown Equity Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 0	$ 0 $ 0 $ 0	0 0 0	$ 0 $ 0 $ 0
Joseph A. Jennings, III Jamestown Tax-Exempt Virginia Fund	Registered investment companies: Other pooled investment vehicles: Other accounts:	0 0 77	$ 0 $ 0 $ 90 million	0 0 0	$ 0 $ 0 $ 0

Potential Conflicts of Interest

The Portfolio Managers generally oversee other advisory accounts that adhere to an investment strategy similar to that of the Fund or Funds for which they serve. Conflicts of interest may arise in connection with the management of a Fund’s investments, the management of other advisory accounts, and personal trading by Portfolio Managers. The Adviser has an obligation to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time. Policies and procedures have been adopted to ensure this equitable allocation among clients. In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The Adviser compensates the Portfolio Managers of the Funds with a combination of fixed salary, annual profit sharing contribution and an incentive bonus. Incentive bonuses are based on the Adviser’s profitability and the Portfolio Manager’s contribution to the Adviser. The fixed salary component represents the majority of the annual compensation.

Ownership of Fund Shares

The following table indicates, as of September 30, 2016, the dollar value of shares beneficially owned by the Portfolio Managers in the Funds for which the Portfolio Manager serves.

Name of Portfolio Manager	Dollar Value of Fund Shares Beneficially Owned
Charles M. Caravati, III	Jamestown Equity Fund - $ 100,001 - $500,000
Richard H. Skeppstrom, II	Jamestown Equity Fund - None
Joseph A. Jennings, III	Jamestown Tax Exempt Virginia Fund - None

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a monthly fee based upon the average value of its daily net assets, subject to a minimum monthly fee, plus a shareholder recordkeeping fee (on a per shareholder basis) for shareholder accounts in excess of 1,000. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2016, 2015 and 2014, the Equity Fund paid administration fees to the Administrator of $60,042, $60,000 and $57,000, respectively; and the Tax Exempt Virginia Fund paid administration fees to the Administrator of $60,000, $56,000 and $51,000, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO. For the performance of these services, the Funds pay the Administrator an annual base fee plus an asset-based fee on aggregate average net assets in excess of $100 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for compliance services. For the fiscal years ended March 31, 2016, 2015 and 2014, the Equity Fund paid compliance service fees to the Administrator of $7,668, $6,200 and $6,200, respectively; and the Tax Exempt Virginia Fund paid compliance service fees to the Administrator of $7,668, $6,200 and $6,200, respectively.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Cohen Fund Audit Services, Ltd., independent registered public accounting firm, 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust.

Sullivan & Worcester LLP, One Post Office Square, Boston Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Funds’ fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Funds’ common stock portfolio transactions will normally be exchange traded and effected through broker-dealers who charge brokerage commissions. Options will also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2016, 2015 and 2014, the total brokerage commissions paid by the Equity Fund were $30,376, $16,285 and $15,214, respectively. During the fiscal years ended March 31, 2016, 2015 and 2014, the total brokerage commissions paid by the Tax Exempt Virginia Fund were $0, 0 and $100, respectively. The higher brokerage commissions paid by the Equity Fund during the most recent fiscal year were primarily due to portfolio restructuring as a result of the merger with The Jamestown Balanced Fund.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recom-mendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

In order to reduce the total operating expenses of the Equity Fund, a portion of the Fund’s operating expenses has been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed to the Equity Fund through the brokerage arrangement were $12,000 for each of the fiscal years ended March 31, 2016, 2015 and 2014.

As of March 31, 2016, the Equity Fund held common stock issued by the parent companies of the following “regular broker-dealers” of the Trust, as defined in the 1940 Act:

Type of Security	Regular Broker-Dealer	Market Value as of March 31, 2016
Common Stock	J.P. Morgan Securities LLC	$829,080
Common Stock	Morgan Stanley	$550,220

Codes of Ethics. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SHAREHOLDER ACCOUNT INFORMATION

As noted in the Prospectus, the Funds offer the following shareholder services:

Shareholder Account. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or the last business day of the month). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds. Payments may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the Application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The Application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or by writing to:

The Jamestown Funds
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the NAV next determined after the order is received in proper form. An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents and U.S. domestic corporations, partnerships, trusts, or estates. For purposes of this policy, U.S. citizens and U.S. residents must reside in the U.S. and U.S. domestic corporations, partnerships, trusts, and estates must have a U.S. address of record.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods to determine NAV as described in the Prospectus.

Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. The Board of Trustees has authorized payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the NAV. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

PRINCIPAL SHAREHOLDERS

As of July 5, 2016, Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California 94105, owned of record 31.98% of the outstanding shares of the Equity Fund and 81.22% of the outstanding shares of the Tax Exempt Virginia Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund. As of the same date, Lawrence B. Schwartz, c/o Lowe Brockenbrough & Company, 1802 Bayberry Court, Richmond, Virginia 23226, owned of record 5.95% of the outstanding shares of the Equity Fund; and TD Ameritrade Trust Company, P.O. Box 17748, Denver, Colorado 80217, owned of record 7.17% of the outstanding shares of the Equity Fund; and John M. Street, c/o Lowe Brockenbrough & Company, 1802 Bayberry Court, Richmond, Virginia 23226, owned of record 5.22% of the outstanding shares of the Tax Exempt Virginia Fund.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The NAV of each Fund is determined as of the close of the regular session of trading on the Exchange (normally 4:00 p.m. Eastern time) on each “Business Day.” A Business Day means any day, Monday through Friday, except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. NAV is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. NAV includes interest on fixed income securities, which is accrued daily.

Fixed income securities are valued at their market value when reliable market quotations are readily available. Typically, fixed income securities are valued using information provided by a third-party pricing service. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of fixed income securities without regard to sale or bid prices. The pricing service may use transactions and market quotations from brokers in determining values. Certain fixed income securities may have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of fixed income securities than for other types of securities. If the Adviser determines that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Equity securities are valued at their market value when reliable market quotations are readily available. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded on NASDAQ are generally valued by the pricing service at the NASDAQ Official Closing Price.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expense, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds. Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

There is a remedy for failure to meet the Subchapter M diversification test if the failure was due to reasonable cause and not to willful neglect. The remedy involves certain divestiture and procedural requirements, and payment of a tax. In certain de minimis situations, no tax is due in the event of a failure to meet the diversification requirements, but the divestiture and procedural requirements apply. Similarly, in the event of a failure to meet the Subchapter M income requirements, if the failure was due to reasonable cause and not to willful neglect it can be cured by satisfaction of procedural requirements and payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders. As of March 31, 2016, the Tax Exempt Virginia Fund had a long-term capital loss carryforward of $9,895 for federal income tax purposes. This capital loss carryforward is available indefinitely to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions. Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Funds from U.S. corporations and certain foreign corporations (“Qualified Dividends”). Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. For 2016, the American Taxpayer Relief Act of 2012 requires individual taxpayers with taxable incomes above $415,050 ($466,950 for married taxpayers, $441,000 for heads of households) are subject to a 20% rate of tax on long-term capital gains and Qualified Dividends. Taxpayers that are not in such highest tax bracket continue to be subject to a maximum 15% rate of tax on long-term capital gains and Qualified Dividends. These rates may change over time. Distributions of net short term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. In addition, for an individual shareholder to benefit from the lower tax rate on Qualified Dividends (either 15% or 20%, depending on income levels), the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation, at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Certain U.S. shareholders, including individuals and estates and trusts whose income exceeds certain levels, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the NAV of shares below your cost and thus in effect result in a return of a part of your investment.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Funds’ shareholders’ Consolidated Form 1099s when “covered” shares are sold. Covered shares are any regulated investment company shares acquired on or after January 1, 2012 and any such shares acquired before January 1, 2012 are considered non-covered shares. In response to this federal law, the Funds chose “average cost,” which is the mutual fund industry standard, as the Funds’ default tax lot identification for all shareholders. Average cost will be the method used for reporting the redemption of any covered shares on your Consolidated Form 1099 unless you select a different tax lot identification method. You may choose a method different than average cost as long as you do so at the time of your purchase or upon the redemption of covered shares. Please keep in mind that the Funds are not responsible for providing you with cost basis information on shares acquired prior to January 1, 2012.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

Capital gain distributions made by the Tax Exempt Virginia Fund are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. Since federal and Virginia income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

Sale, Exchange or Redemption of Fund Shares. A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder. In addition, any loss upon the sale of shares of the Tax Exempt Virginia Fund held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

PROXY VOTING AND PORTFOLIO DISCLOSURE POLICIES

Proxy Voting Policies and Procedures. The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy. The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•	Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”). Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

•	Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing portfolio information to four different rating or ranking organizations. These organizations offer various services to investors. Each disclosure arrangement has been approved by the CCO of the Trust. The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.

Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
FactSet	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. FactSet employees are required to follow a code of business conduct and ethics that obligates them to use a reasonable degree of care to safeguard confidential information and must agree in writing to comply with this code of business conduct and ethics.
None

•	These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, pricing service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

•	In the event a Fund processes a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for the receipt of such portfolio securities.

•	Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

•	The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

•	The CCO of the Trust shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval. At least annually, the CCO shall provide the Board of Trustees with a report as to compliance with these policies.

CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of a Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund’s average annual total returns for periods ended March 31, 2016:

Equity Fund	Tax Exempt Virginia Fund
One Year - 4.96%	One Year 2.40%
Five Years 9.31%	Five Years 2.49%
Ten Years 5.44%	Ten Years 3.14%

In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund and the Tax Exempt Virginia Fund for the 30 days ended March 31, 2016 were 0.84%, and 1.41%, respectively.

The tax-equivalent yield of the Tax Exempt Virginia Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Tax Exempt Virginia Fund’s tax-equivalent yield for the 30 days ended March 31, 2016, based on the highest marginal combined federal and Virginia income tax rate, was 2.49%.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Equity Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

Lipper ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time.

Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing. Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Services and Moody’s Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS

The financial statements of the Funds for the year ended March 31, 2016, together with the report of Cohen Fund Audit Services, Ltd., the Funds’ Independent Registered Public Accounting Firm, thereon, are incorporated herein by reference to the Annual Report of the Funds.

APPENDIX A- DESCIPTION OF BOND RATINGS

Description of Moody’s Investors Service, Inc.’s Bond Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor’s Ratings Services’ Definitions:

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment is still considered strong.

BBB:
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA: Highest credit quality
‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality	AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality
A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality
‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added the “AAA obligation rating category.

APPENDIX B

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1. Purpose. The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2. Definitions

(a) Proxy. A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b) Proxy Manager. Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3. Policy for Voting Proxies.

(a) Fiduciary Considerations. Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b) Management Recommendations. Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4. Conflicts of Interest. The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5. Routine Proposals. Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6. Non-routine Proposals.

(a) Guidelines on Anti-takeover Issues. Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.” During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b) Guidelines on Social and Political Issues. Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7. Proxy Manager Approval. Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8. Proxy Voting Procedures. Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9. Report to the Board. On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10. Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

Lowe, Brockenbrough & Co., Inc. (the “Adviser”)
and The Jamestown Funds (the “Funds”)

Proxy Voting Policies and Procedures

Lowe, Brockenbrough & Co., Inc., The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, each of which is a series of Williamsburg Investment Trust (the “Trust”), intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process. The Funds and the Adviser take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients. The Funds and the Adviser exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders’ and clients’ investments.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Funds. The Adviser’s proxy voting principles for the Funds and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General policy for voting proxies

The Adviser will vote proxies solely in the interests of its clients. Any conflict of interest must be resolved in the way that will most benefit its clients. The Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of its clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee or by the Williamsburg Trust Audit Committee (Audit Committee) for securities held by the Jamestown Funds. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Management Committee or to the Audit Committee for Jamestown Fund securities and the ballot will be voted per the Egan-Jones recommendation. The Proxy Manager shall keep a record of all such votes.

In March 2006, the Advisor entered into an agreement with Egan-Jones to provide proxy voting recommendations. The Advisor shall vote in accordance with the Egan-Jones recommendation unless the Advisor determines an alternative vote shall better serve client interest or unless a client has provided specific voting instructions. The Advisor shall maintain records of all such votes.

Proxy voting process

The Adviser has designated a Proxy Manager and Committee. Proxy voting is subject to the supervision of the Proxy Manager. Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.

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